UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2013

Lifetime Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York, 11530

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 21, 2013, Lifetime Brands, Inc. (the “Company”) entered into (A) an amendment to its Senior Secured Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (“Amendment No. 2”) and (B) an amendment to its Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent (“Amendment No. 3”).

Amendment No. 2 modified the definition of EBITDA to conform it to the definition in the Amended and Restated Credit Agreement. Amendment No. 2 modified the Restricted Payments limitation to exclude, subject to certain restrictions, up to $15 million of capital stock repurchases by the Company through June 30, 2014 and exclude up to $15 million of such permitted repurchases from the definition of Fixed Charges. Amendment No. 2 also incorporated changes related to regulations of the Commodity Futures Trading Commission.

Amendment No. 3 modified the Restricted Payments limitation to exclude, subject to certain restrictions, up to $15 million of capital stock repurchases by the Company through September 30, 2014. Amendment No. 3 also incorporated changes related to regulations of the Commodity Futures Trading Commission.

The foregoing summaries of the amendments are qualified in their entirety by reference to the complete texts of Amendment No. 2 and Amendment No. 3, which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events

On November 13, 2012, the Company entered into an amendment to its Senior Secured Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (“Amendment No. 1”) which, among other things, identified HSBC Bank USA, National Association (“HSBC”) as a swap agreement counterparty and designated HSBC, in such capacity, a secured party under the Credit Agreement.

The foregoing summary of the amendment is qualified in its entirety by reference to the complete text of Amendment No. 1 which is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Amendment No. 2 to Senior Secured Credit Agreement, dated as of June 21, 2013, among Lifetime Brands, Inc., as Borrower, the Subsidiary Guarantors party thereto, the financial institutions party thereto as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

99.2	Amendment No. 3 to Amended and Restated Credit Agreement, dated as of June 21, 2013, by and among Lifetime Brands, Inc., as the Company, the financial institutions party thereto as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.3	Amendment No. 1 to Senior Secured Credit Agreement, dated as of November 13, 2012, among Lifetime Brands, Inc., as Borrower, the Subsidiary Guarantors party thereto, the Swap Agreement Counterparty, the financial institutions party thereto as Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President – Finance, Treasurer and Chief Financial Officer

Date: June 27, 2013